This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2012 of Huntington Strategy Shares (the “Registrant”).

I, R. Jeffrey Young, the Chief Executive Officer of the Registrant, certify that, to the best of my knowledge:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

December 20, 2012 Date

/s/ R. Jeffrey Young
R. Jeffrey Young
President and Principal Executive Officer

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2012 of Huntington Strategy Shares (the “Registrant”).

I, Robert Silva, the Principal Financial Officer of the Registrant, certify that, to the best of my knowledge:

1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

December 20, 2012 Date

/s/ Robert Silva
Robert Silva
Treasurer

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.